UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

HONDO MINERALS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-161868	26-1240056
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

10575 North 114th Street, Suite 103 Scottsdale, AZ 85259 (Address of principal executive offices) (480) 334-7758 (Registrant’s Telephone Number)
Tycore Ventures, Inc.
 (Former name or former address, if changed since last report)

Copy of all Communications to:
Carrillo, Huettel and Zouvas, LLP
3033 Fifth Avenue, Suite 400
San Diego, CA 92103
phone: 619.546.6100
fax: 619.546.6060

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates:  333-161868

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class
to be so registered

___________________________________________________

Common Shares, par value $0.001 per share

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

Hondo Minerals Corporation (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No. 333-161868), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 9, 2009 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1/A filed on December 9, 2009.
3.1(a)	Certificate of Amendment to Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1(a) to our Current Report on Form 8-K filed on March 8, 2011.
10.1	Subscription Agreement	Incorporated herein by reference to Exhibit 10.1 to our Form S-1/A filed on December 9, 2009.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

HONDO MINERALS CORPORATION

Date: April 04, 2011	By: /s/ William R. Miertschin
Name: William R. Miertschin
Title: President and Chief Executive Officer
Title: CEO

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